Exhibit - Georgia Exploration, Inc. Form 8-K

10.3 Assignment of Working Interest in in Oil and Gas Wells

Assignment of Working Interest in Oil and Gas Wells Mound Branch Prospect
Elk County, Kansas
Dated
January 30, 2007

STATE OF Kansas	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF Elk et al	§

That effective January 30, 2007 Orbit Energy, L.L.C, with principle offices at 4801 Woodway #305W Houston, Texas 77056 (hereinafter called “Assignor”), for and in consideration of the sum of Ten Dollars ($10.00) cash and other good and valuable consideration paid by Wharton Resources, LP, with offices at 519 Heights Blvd Houston, Texas 77007 (hereinafter called “Assignee”), the receipt and sufficiency of which are hereby acknowledged, does, subject to the terms and provisions herein contained, hereby transfer, sell, assign and convey unto the said Assignee, its heirs, successors or assigns, without warranty of title, express or implied, all of Assignor’s right, title and Working Interest (WI) in the existing oil and gas wells “the Wells”, as described in Exhibit ‘A’. The assignment includes all surface and subsurface structures and appurtenances which were the property of the Assignor at the time of this assignment. This Assignment also conveys all rights, privileges, and obligations derived from the title and ownership of the Wells to the Assignee on the effective date of the date of the Assignment

EXECUTED this 30th day of January 2007, but effective as of the above-stated Effective Time.

Assignor, Orbit Energy, L.L.C.

/ s / Greg A. Thompson
Greg A. Thompson
Manager/President

STATE OF Texas	}
COUNTY OF Harris	}

This instrument was acknowledged before me on January 30, 2007 by Greg A. Thompson as Manager/President of Orbit Energy, L.L.C., a Nevada Limited Liability Company, on behalf of said entity.

My Commission Expires:	/ s / Yazmin Leyva
November 8, 2009
Notary Public, State of Texas

Assignment of Working Interest in Oil and Gas Wells Mound Branch Prospect
Elk County, Kansas
Dated
January 30, 2007

Exhibit ‘A’

Well Name	API #	Legal Description	County/ST	Assigned WI
MT 19-1 LC#9	15-049-22419-00-00	Sec19-30S-11E	Elk, KS	0.2500
MT 19-2 LC#10	15-049-22421-00-00	Sec29-30S-11E	Elk, KS	0.31000
MT 29-1 LC#11	15-049-22420-00-00	Sec29-30S-11E	Elk, KS	0.3100
DB 19-3 LC#12	15-049-20258-00-01	Sec19-30S-11E	Elk, KS	0.2900
MT 29-2 LC#14	15-049-22431-00-00	Sec29-30S-11E	Elk, KS	0.5500
DD 16-3 LC#15	15-049-20551-00-01	Sec16-30S-11E	Elk, KS	0.7300
DD 16-2	15-049-20482-00-01	Sec16-30S-11E	Elk, KS	1.0000
DD 16-8	15-049-22433-00-01	Sec16-30S-11E	Elk, KS	1.0000
DD 16-4	15-049-19111-00-01	Sec16-30S-11E	Elk, KS	1.0000